UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 5, 2019

SYSOREX, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55924	68-0319458
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13880 Dulles Corner Lane Suite 175 Herndon, Virginia	20171
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 800-929-3871

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
N/A	N/A	N/A

Item 1.01	Entry into a Material Definitive Agreement.

On July 5, 2019, Sysorex, Inc. (the “Company”) and an accredited investor (the “Lender”) entered into a waiver agreement (the “Waiver Agreement”) in connection with the Lender’s delivery of a redemption notice for $20,000 (the “Redemption Amount”) in accordance with that certain Securities Purchase Agreement, dated as of December 31, 2018, and that certain Convertible Promissory Note issued to the Lender by the Company on December 31, 2018 (the “Note”). Pursuant to the Waiver Agreement, the Lender agreed to waive certain Equity Conditions Failures (as defined in the Note) in order to receive shares of common stock of the Company instead of cash to satisfy the Redemption Amount. In addition, the Company and the Lender agreed to issue such shares below the minimum redemption conversion price of $0.01 at a modified redemption conversion price equal to $0.008750, which is equal to 70% multiplied by the lowest closing bid price during the twenty (20) trading days immediately preceding this redemption. Accordingly, the Company will issue the Lender 2,285,714 shares of common stock to satisfy the Redemption Amount, which issuance is expected to occur on or around July 8, 2019.

The description of the Waiver Agreement is qualified in its entirety by the full text of the Waiver Agreement, a copy of which is filed herewith as Exhibit 10.1, which is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K, to the extent required by this Item 3.02, is incorporated herein by reference. The shares of common stock to be issued in satisfaction of the Redemption Amount are being sold and issued without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemptions provided by Section 4(a)(2) of the Securities Act as transactions not involving a public offering and/or Rule 506 promulgated under the Securities Act as sales to an accredited investor, and in reliance on similar exemptions under applicable state laws.

Following the issuance of the shares of common stock pursuant to the Waiver Agreement, the Company will have 36,396,183 shares of common stock issued and outstanding.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Waiver Agreement, dated as of July 5, 2019, by and between Sysorex, Inc. and Chicago Venture Partners, L.P.

EXHIBIT INDEX

Exhibit No.	Description

10.1	Waiver Agreement, dated as of July 5, 2019, by and between Sysorex, Inc. and Chicago Venture Partners, L.P. (1)

(1)	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYSOREX, INC.

Date: July 5, 2019	By:	/s/ Zaman Khan
	Name:	Zaman Khan
	Title:	Chief Executive Officer

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